UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): October 24, 2006

SIRF TECHNOLOGY HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	000- 50669	77-0576030
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

148 E. Brokaw Road San Jose, California	95112
(Address of principal executive offices)	(Zip Code)

(408) 392-8300

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement

Pursuant to the 2004 Stock Incentive Plan of SiRF Technology Holdings, Inc. (the “Company”) (the “Plan”), on October 24, 2006, the Company entered into a Performance Share Award Agreement whereby it granted a performance share award (the “Award”) to the Company’s Chief Executive Officer, Mr. Canning. This Award provides Mr. Canning with the opportunity to earn shares of common stock, $0.0001 par value, of the Company (“Common Stock”), the number of which shall be determined pursuant to, and subject to the attainment of performance goals. The performance goals are determined based on the Company’s cumulative revenue growth and cumulative operating income margin over a two year period.

Following completion of the audited financial statements for the period of January 1, 2007 through December 31, 2007 and for the period of January 1, 2008 through December 31, 2008 (the “Performance Period”), at a meeting of the Compensation Committee (the “Committee”) of the Board of Directors that shall in no event be later than two and one-half months after the end of the Performance Period, the Committee will certify whether and to the extent the performance goals have been met and shall direct the Company to issue the corresponding number of shares of Common Stock to Mr. Canning. Mr. Canning’s eligibility to receive issued shares of Common Stock is conditioned on Mr. Canning’s continuous employment relationship with the Company through the end of the Performance Period. In event of death or total and permanent disability, Mr. Canning or his beneficiary shall be eligible for a pro rata share of any earned award. Any shares of Common Stock not earned shall not be issued.

In the event of a change in control of the Company during the Performance Period, Mr. Canning shall be issued a number of shares of Common Stock equal to the number of target shares multiplied by the number of full or partial months of the Performance Period that have lapsed, divided by 24. These shares shall be delivered no later than two and one-half months after the calendar year in which the change in control occurred.

The number of shares to be earned by Mr. Canning ranges from zero to a maximum of 150,000 shares, with the target being 50,000 shares, depending on the extent to which the performance goals are met.

The preceding is qualified in its entirety by reference to the Form of Performance Share Award Agreement incorporated by reference herein and filed with this Current Report on Form 8-K as Exhibit 10.1.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
10.1#	Form of Performance Share Award Agreement.

#	Indicates management contract or compensatory plan or arrangement.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 26, 2006

SIRF TECHNOLOGY HOLDINGS, INC.

By:	/s/ Geoff Ribar
Geoff Ribar
Senior Vice President Finance and
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
10.1#	Form of Performance Share Award Agreement.

#	Indicates management contract or compensatory plan or arrangement.